                                                                    EXHIBIT 10.4


                             AMENDMENT NUMBER SIX TO
             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        This Amendment Number Six to Second Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of March 13, 2002, by and between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), on the one hand, and SENSORY SCIENCE CORPORATION, a Delaware corporation ("Sensory"), and CALIFORNIA AUDIO LABS, LLC, a California limited liability company ("Cal-Audio", and collectively, jointly and severally, with Sensory, "Borrowers"), on the other hand, in light of the following:

        A. Borrowers and Lender have previously entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of August 19, 1998 (as amended and modified, from time to time, the "Agreement").

        B. Borrowers and Lender desire to amend the Agreement as provided for and on the conditions herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Lender hereby amend and supplement the Agreement as follows:

        1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

        2. AMENDMENTS. The first sentence of Section 12.1(a) of the Agreement is hereby amended to read as follows:

                "This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on March 25, 2002 (the "Renewal Date"), unless sooner terminated pursuant to the terms hereof."

        3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Lender that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

        4. NO DEFAULTS. Borrowers hereby affirm to Lender that no Event of Default has occurred and is continuing as of the date hereof.

        5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Lender of an executed copy of this Amendment.

        6. COSTS AND EXPENSES. Borrowers shall pay to Lender all of Lender's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees)


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arising in connection with the preparation, execution, and delivery of this
Amendment and all related documents.

        7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

        8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

     [remainder of this page left blank intentionally; signatures to follow]



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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment
Number Six to Second Amended and Restated Loan and Security Agreement as of the date first set forth above.



                                  CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation


                                  By:    /s/ Jeffrey K. Scott
                                     ------------------------------------------
                                  Name:  Jeffrey K. Scott
                                         --------------------------------------
                                  Title: V.P.
                                         --------------------------------------



                                  SENSORY SCIENCE CORPORATION,
                                  a Delaware corporation



                                  By:    /s/ Dave Sugishita
                                         --------------------------------------
                                  Name:  Dave Sugishita
                                         --------------------------------------
                                  Title: EVP/CFO
                                         --------------------------------------



                                  CALIFORNIA AUDIO LABS, LLC,
                                  a California limited liability company



                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

        Each of the undersigned has executed a continuing guaranty (each, individually, a "Guaranty") in favor of CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), respecting the obligations of SENSORY SCIENCE CORPORATION, a Delaware corporation ("Sensory"), and CALIFORNIA AUDIO LABS, LLC, a California limited liability company ("Cal-Audio", and collectively with Sensory, the "Borrowers") owing to Lender. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Guaranty remains in full force and effect; nothing in such Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to the Borrowers or to seek reaffirmations of the Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.



                                  SONICBLUE INCORPORATED,
                                  a Delaware corporation



                                  By:    /s/ Dave Sugishita
                                     ------------------------------------------
                                  Name:  Dave Sugishita
                                         --------------------------------------
                                  Title: EVP/CFO
                                         --------------------------------------


                                  SENSORY SCIENCE CORPORATION,
                                  a Delaware corporation


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                                  CALIFORNIA AUDIO LABS, LLC,
                                  a California limited liability company



                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------